Exhibit 99.1

CVS Health to Acquire Oak Street Health

Acquisition further advances CVS Health’s care delivery strategy for consumers

WOONSOCKET, R.I., CHICAGO, Feb. 8, 2023 — CVS Health® (NYSE: CVS) and Oak Street Health (NYSE: OSH) have entered into a definitive agreement under which CVS Health will acquire Oak Street Health in an all-cash transaction at $39 per share, representing an enterprise value of approximately $10.6 billion.

Oak Street Health is a leading multi-payor, value-based primary care company helping older adults stay healthy and live life more fully. With an innovative care model and technology platform designed to deliver consistently superior outcomes and patient experiences, Oak Street Health has demonstrated that its model is scalable.

Bringing CVS Health and Oak Street Health together can significantly benefit patients’ long-term health by reducing care costs and improving outcomes – particularly for those in underserved communities. Oak Street Health centers are located where health care services are needed most; more than 50 percent of Oak Street Health’s patients have a housing, food or isolation risk factor.

“Combining Oak Street Health’s platform with CVS Health’s unmatched reach will create the premier value-based primary care solution,” said CVS Health President and CEO Karen S. Lynch. “Enhancing our value-based offerings is core to our strategy as we continue to redefine how people access and experience care that is more affordable, convenient and connected.”

Oak Street Health employs approximately 600 primary care providers and has 169 medical centers across 21 states. Oak Street Health is differentiated by its leading technology solution, Canopy, which is fully integrated with Oak Street Health’s operations and utilized when determining the appropriate type and level of care for each patient. That care will be enhanced by CVS Health’s community, home and digital offerings.

“This agreement with CVS Health will accelerate our ability to deliver on our mission and continue improving health outcomes, lowering medical costs, and providing a better patient experience while offering significant value to our shareholders,” said Oak Street Health CEO Mike Pykosz. “Together with CVS Health, we will have access to greater resources and capabilities to expand the reach of our platform, provide more opportunities for our teammates and, most importantly, make a meaningful difference in the lives of the patients we serve.”

Following the close of the transaction, Pykosz will continue to lead Oak Street Health, which will become part of CVS Health’s recently formed Health Care Delivery organization. Oak Street Health will continue to serve its extensive network of health plan partners and patients – consistent with CVS Health’s payor-agnostic approach to delivering leading solutions.

Transaction details

CVS Health will acquire Oak Street Health’s outstanding shares for $39 per share in cash, representing an enterprise value of approximately $10.6 billion. CVS Health expects to fund the transaction through available resources and existing financing capacity and is committed to maintaining its current credit ratings. The transaction was approved by the Board of Directors at each of the respective companies and is subject to approval by a majority of Oak Street Health’s stockholders, receipt of regulatory approval and satisfaction of other customary closing conditions. Private equity funds affiliated with Newlight Partners LP and General Atlantic LLC and certain members of the Oak Street Health Board of Directors, which collectively own approximately 45% of the common stock of Oak Street Health, have agreed to vote the shares they own in favor of the transaction, subject to customary exceptions. CVS Health and Oak Street Health anticipate that the transaction will close in 2023.

“Oak Street Health is a premier value-based primary care platform,” said CVS Health Chief Financial Officer Shawn M. Guertin. “We believe that in partnership with CVS Health, Oak Street Health can accelerate its growth and provide an attractive return to our shareholders over time. The pending acquisitions of Oak Street Health and Signify Health will also meaningfully advance our goal of adding 200 basis points of long-term adjusted operating income growth, a key commitment we made to shareholders at our December 2021 Investor Day.”

By 2026, Oak Street Health will have over 300 centers, each of which has the potential to contribute $7 million of Oak Street Health Adjusted EBITDA at maturity, representing more than $2 billion of Oak Street Health embedded Adjusted EBITDA at that time. Additionally, CVS Health projects more than $500 million in synergy potential over time, enhancing CVS Health’s long-term adjusted operating income growth.

CVS Health continues to project that it will achieve 2023 Adjusted EPS in the range of $8.70 to $8.90. CVS Health is now targeting 2024 Adjusted EPS of approximately $9.00, growing to approximately $10.00 in 2025, with upside in 2025 based on the successful resolution of its Medicare Stars Ratings mitigation efforts. The 2024 and 2025 Adjusted EPS trajectories reflect the impact of the previously disclosed 2024 Medicare Stars Ratings headwind and Centene contract loss, closing of the Oak Street Health transaction in 2023, as well as projected contributions from the pending Signify Health transaction in 2024 and beyond. Consistent with past practice, CVS Health expects to exclude integration and transaction costs from its Adjusted EPS presentation.

Advisors

Credit Suisse Securities (USA) LLC and Lazard Ltd are serving as co-financial advisors to CVS Health. CVS Health was advised on legal matters by Shearman & Sterling LLP, Dechert LLP and McDermott Will & Emery. Centerview Partners is serving as financial advisor for Oak Street Health and Kirkland & Ellis LLP is acting as Oak Street Health’s legal advisor.

About CVS Health

CVS Health® is the leading health solutions company, delivering care like no one else can. We reach more people and improve the health of communities across America through our local presence, digital channels and over 300,000 dedicated colleagues – including more than 40,000 physicians, pharmacists, nurses and nurse practitioners. Wherever and whenever people need us, we help them with their health – whether that’s managing chronic diseases, staying compliant with their medications or accessing affordable health and wellness services in the most convenient ways. We help people navigate the health care system – and their personal health care – by improving access, lowering costs and being a trusted partner for every meaningful moment of health. And we do it all with heart, each and every day. Follow @CVSHealth on social media.

About Oak Street Health

Founded in 2012, Oak Street Health is a network of value-based primary care centers for adults on Medicare. With a mission of rebuilding healthcare as it should be, the Company operates an innovative healthcare model focused on quality of care over volume of services, and assumes the full financial risk of its patients. Oak Street Health currently operates more than 160 centers across 21 states and is the only primary care provider to carry the AARP name. The Company is a winner of Energage’s 2022 Top Workplaces USA award, was recognized by Inc. on its inaugural Best-Led Companies of 2021 list and was honored as a recipient of the 2022 and 2021 Joy in Medicine™ Health System Recognition Program by the American Medical Association. To learn more about Oak Street Health’s proven approach to care, visit oakstreethealth.com or read its Social Impact Report.

CVS Health Contacts:

Media

T.J. Crawford

212-457-0583

CrawfordT2@CVSHealth.com

Investors

Larry McGrath

800-201-0938

InvestorInfo@CVSHealth.com

Oak Street Health Contacts:

Media

Erica Frank

330-990-5026

Erica.Frank@OakStreetHealth.com

Investors

Sarah Cluck

773-572-0254

Sarah.Cluck@OakStreetHealth.com

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health or Oak Street Health. This press release contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding CVS Health’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Statements in this press release that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Oak Street Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Oak Street Health following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Oak Street Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the failure to obtain applicable regulatory or Oak Street Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of CVS Health and Oak Street Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts CVS Health’s or Oak Street Health’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact CVS Health’s or Oak Street Health’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health’s and/or Oak Street Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS

Health and Oak Street Health to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally, including with respect to Humana Inc. and its affiliates, which lease or license to Oak Street Health a majority of Oak Street Health’s primary care centers; the risk of litigation that could be instituted against the parties to the merger agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on CVS Health’s or Oak Street Health’s business, financial condition and results of operations, as well the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Oak Street Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in CVS Health’s and Oak Street Health’s respective SEC filings, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in CVS Health’s or Oak Street Health’s respective most recently filed Annual Report on Form 10-K, Oak Street Health’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and CVS Health’s and Oak Street Health’s Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s or Oak Street Health’s forward-looking statements. CVS Health’s and Oak Street Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding CVS Health’s proposed acquisition of Oak Street Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Oak Street Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The press release may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investors portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. In addition, this press release includes Oak Street Health’s projected adjusted EBITDA, a non-GAAP measure used to describe Oak Street Health’s expected performance. We have not presented a reconciliation of this non-GAAP measure to Oak Street Health’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving CVS Health and Oak Street Health. A meeting of the stockholders of Oak Street Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Oak Street Health intend to file relevant materials with the SEC, including that Oak Street Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Oak Street Health’s stockholders. The press release is not a substitute for the proxy statement or any other document that may be filed by Oak Street Health with the SEC.

BEFORE MAKING ANY DECISION, OAK STREET HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Oak Street Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Oak Street Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Oak Street Health and documents filed by CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Oak Street Health’s website at https://www.oakstreethealth.com for documents filed by Oak Street Health or the Investors portion of CVS Health’s website at https://investors.cvshealth.com for documents filed by CVS Health.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

CVS Health, Oak Street Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Oak Street Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022 as updated by CVS Health’s subsequent filings made on www.sec.gov. Information regarding Oak Street Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Oak Street Health’s website at https://www.oakstreethealth.com for documents filed by Oak Street Health or the Investors portion of CVS Health’s website at https://investors.cvshealth.com for documents filed by CVS Health.